1 Amedisys Fourth Quarter 2023 Earnings Release Supplemental Slides February 21st, 2024 Exhibit 99.2

2 This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business, clinical operations and control processes and SEC filings. FORWARD-LOOKING STATEMENTS Exhibit 99.2

3 OUR KEY AREAS OF FOCUS Strategic areas of focus and progress made during Q4’23 • Home Health: Total same store admissions +7% • Hospice: Total same store ADC flat • High Acuity Care: Admissions +46% over prior year 1 Organic Growth • Quality: Amedisys Apr’24 preview STARS score of 4.35 • 96% of care centers at 4+ Stars based on Apr’24 preview • 36 Amedisys care centers rated at 5 Stars in the Apr’24 preview • Hospice quality – outperforming industry average in all hospice item set (HIS) categories 3 Clinical Initiatives • Focusing on optimizing RN / LPN & PT / PTA staffing ratios. • Current LPN Ratio: 47.1% (vs. 47.7% in 4Q’22) • Current PTA Ratio: 54.7% (vs. 53.9% in 4Q’22) 4 Capacity and Productivity • Pending merger with UnitedHealth Group Inc. • Completed divestiture of Personal Care business Q1’23 5 M&A 2 Recruiting / Retention • Targeting industry leading employee retention amongst all employee categories • Q4’23 Voluntary Turnover 18.6% 2023 Reimbursement • Final Hospice industry rule – Amedisys impact +3.8% increase (effective 10/1/22) • Final Home Health industry rule – Amedisys impact flat (effective 1/1/23) 2024 Reimbursement • Final Hospice industry rule – Amedisys estimated impact +3.1% increase (effective 10/1/23) • Final Home Health industry rule – Amedisys estimated impact +0.8% increase (effective 1/1/24) 6 Regulatory Exhibit 99.2

4 HIGHLIGHTS AND SUMMARY FINANCIAL RESULTS (ADJUSTED): 4Q 2023(1) Excluding the sale of our personal care segment, our revenue increased $25 million over prior year. EBITDA is down $3 million; however, our results were impacted by increases in incentive compensation costs and the divestiture of our personal care line of business. The EBITDA impact of these items totaled $5 million. 1. The financial results for the three-month periods and years ended December 31, 2022 and December 31, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Same Store volume – Includes admissions and recertifications. 3. Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center. 4. Free cash flow is defined as cash flow from operations less routine capital expenditures and required debt repayments. Growth Metrics: • Total Admissions: 705 • Number of admitting JV markets: 11 Other Statistics: • Patient Satisfaction: 87% High Acuity Care Adjusted Financial Results • Divested personal care business on 3/31/2023 Personal Care Same Store Volume (3): • Admissions: -3% • ADC: Flat Other Statistics: • Revenue per Day(5): $174.10 (+4.4%) • Cost per day: $90.73 (+4.3%) HospiceHome Health Same Store (2)(3) : • Total Admissions: +7% • Total Volume: +5% Other Statistics: • Revenue per Episode: $2,997 (+0.1%) • Visiting Clinician Cost per Visit: $107.82 (+4.5%) Amedisys Consolidated • Revenue: +4.5% (excluding Personal Care) • EBITDA: $57M • EBITDA Margin: 9.9% • EPS: $0.94 Amedisys Consolidated Amedisys Consolidated Balance Sheet & Cash Flow • Net debt: $261.9M • Net Leverage ratio: 1.1x • Revolver availability: $518.9M • CFFO: $60.3M ($137.2M FY 2023) • Free cash flow (4): $50.5M • DSO: 47.7 (vs. Q4’22 of 46.1 and down 2.1 days since Q3) $ in Millions, except EPS 4Q22 4Q23 FY 2022 FY 2023 Home Health 344.9$ 358.9$ 1,371.0$ 1,403.6$ Hospice 197.6 206.0 787.8 798.8 Personal Care 15.9 - 61.4 15.0 High Acuity Care 3.6 5.9 12.3 19.0 Total Revenue 562.0$ 570.8$ 2,232.5$ 2,236.4$ Gross Margin % 43.9% 44.0% 44.2% 44.6% Adjusted EBITDA 59.9$ 56.7$ 262.1$ 247.0$ 10.7% 9.9% 11.7% 11.0% Adjusted EPS 1.16$ 0.94$ 5.01$ 4.30$ Free cash flow(4) 36.2$ 50.5$ 114.5$ 107.9$ Exhibit 99.2

5 61.6%12.0% 26.4% Home Health Revenue Medicare FFS Private Episodic Per Visit 62.9% 36.1% 1.0% Amedisys Consolidated Revenue Home Health Hospice High Acuity Care • Medicare FFS: Reimbursed for a 30-day period of care • Private Episodic: MA and Commercial plans who reimburse us for a 30-day period of care or 60-day episode of care, majority of which range from 90% - 100% of Medicare rates • Per Visit: Managed care, Medicaid and private payors who reimburse us per visit performed 94.3% 5.7% Hospice Revenue Medicare FFS Private Hospice Per Day Reimbursement: • Routine Care: Patient at home with symptoms controlled, ~97% of the Hospice care provided • Continuous Care: Patient at home with uncontrolled symptoms • Inpatient Care: Patient in facility with uncontrolled symptoms • Respite Care: Patient at facility with symptoms controlled • Home Health: 346 care centers; 34 states & D.C. • Hospice: 165 care centers; 31 states • Personal Care: We divested our personal care business on March 31, 2023. • High Acuity Care: 10 admitting joint ventures, which operate in 11 markets; 9 states; 35 referring hospitals • Total: 521 care centers/joint ventures; 37 states and D.C. OUR REVENUE SOURCES: 4Q’23 Exhibit 99.2

6 HOME HEALTH AND HOSPICE SEGMENT (ADJUSTED) – Q4 2023(1) • Medicare revenue per episode up 0.1%; reimbursement is flat year over year. • Y/Y Total CPV up $4.96 (+4.3%) primarily due to raises, wage inflation, an increase in new hire pay and higher contractor costs. The reduction in VPE on our episodic revenue partially offset the increase in cost per visit. • EBITDA margin decreased 50 basis points on a 70 basis point decrease in gross margin driven by a shift in volume mix and higher labor costs. Home Health Highlights • Net revenue per day +4.4% primarily due to the +3.1% Hospice rate update effective 10/1/2023 as well as a reduction in our revenue adjustments. • Total ADC decline is due to lower admissions. • Cost per day up $3.74 (+4.3%) primarily due to raises, wage inflation and an increase in RN hires partially offset by clinical optimization and reorganization initiatives and a new pharmacy contract. • EBITDA margin up 230 basis points due to the 2024 rate increase (effective 10/1/2023), a new pharmacy contract and clinical optimization and reorganization initiatives. Hospice Highlights 1. The financial results for the three-month periods and years ended December 31, 2022 and December 31, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Pre-Corporate EBITDA does not include any corporate G&A expenses. 3. Same Store information represents the percent change in volume, admissions or ADC for the period as a percent of the volume, admissions or ADC of the prior period. 4. Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center. 5. Prior year amounts have been recast to conform to the current year presentation. $ in Millions 4Q22(5) 4Q23 2022(5) 2023 Medicare 224.8$ 221.1$ 905.8$ 874.2$ Non-Medicare 120.1 137.8 465.2 529.4 Home Health Revenue $344.9 $358.9 $1,371.0 $1,403.6 Gross Margin % 43.2% 42.5% 44.3% 43.3% Pre-Corporate EBITDA(2) $59.2 $59.9 $259.2 $245.6 17.2% 16.7% 18.9% 17.5% Operating Statistics Same Store Growth(3)(4) Total admissions 5% 7% 3% 6% Total volume 1% 5% 0% 4% Medicare revenue per episode $2,995 $2,997 $3,013 $2,998 Medicare recert rate 33.1% 32.0% 33.6% 32.8% Total cost per visit $114.98 $119.94 $109.65 $114.19 HOME HEALTH Year Ended $ in Millions 4Q22 4Q23 2022 2023 Medicare 186.3$ 194.2$ 744.1$ 754.0$ Non-Medicare 11.3 11.8 43.7 44.8 Hospice Revenue $197.6 $206.0 $787.8 $798.8 Gross Margin % 47.9% 47.9% 46.4% 48.6% Pre-Corporate EBITDA(2) $44.4 $50.9 $166.3 $198.3 22.4% 24.7% 21.1% 24.8% Operating Statistics Admit growth - same store(3)(4) -8% -3% -1% -5% ADC growth - same store(3)(4) -2% 0% -1% -1% ADC 12,878 12,859 13,091 12,863 Avg. discharge length of stay 94 97 91 93 Revenue per day (net)(5) $166.82 $174.10 $164.88 $170.14 Cost per day $86.99 $90.73 $88.32 $87.41 HOSPICE Year Ended Exhibit 99.2

7 $ in Millions 4Q22 1Q23 2Q23 3Q23 4Q23 Home Health Segment - Total 89.9$ 89.0$ 90.1$ 91.3$ 92.7$ % of HH Revenue 26.1% 25.9% 25.8% 26.0% 25.8% Hospice Segment - Total 50.8 47.9 47.9 48.4 48.6 % of HSP Revenue 25.7% 24.8% 24.0% 24.2% 23.6% Personal Care Segment - Total 2.4 2.2 - - - % of PC Revenue 14.9% 14.9% - - - High Acuity Care Segment - Total 5.1 4.4 5.2 5.2 5.4 % of HAC Revenue 141.3% 94.6% 131.1% 119.2% 91.4% Total Corporate Expenses 40.4 44.2 45.2 46.2 50.3 % of Total Revenue 7.2% 7.9% 8.2% 8.3% 8.8% Total 188.6$ 187.7$ 188.4$ 191.1$ 197.0$ % of Total Revenue 33.6% 33.7% 34.1% 34.4% 34.5% GENERAL & ADMINISTRATIVE EXPENSES – ADJUSTED (1,2,3) Notes: • Year over year total G&A as a percentage of revenue increased 90 basis points ($8 million) • Increase in total G&A is primarily due to planned wage increases, higher incentive compensation costs, higher IT fees, higher legal and professional fees and a change in the presentation of gains on the sale of fleet vehicles partially offset by clinical optimization and reorganization initiatives, lower staffing levels, lower travel spend and the divestiture of our personal care line of business • Total G&A increased ~$6 million sequentially primarily due to planned wage increases, higher incentive compensation costs and a seasonality driven increase in health insurance costs 1. The financial results for the three-month periods ended December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Adjusted G&A expenses do not include depreciation and amortization. 3. Prior periods have been recast to conform to the current year presentation. Impacted by raises and incentive compensation costs 33.6% 33.7% 34.1% 34.4% 34.5% 32.0% 34.0% 36.0% 4Q22 1Q23 2Q23 3Q23 4Q23 Total G&A as a Percent of Revenue G&A as a Percent of Revenue 4Q22 1Q23 2Q23 3Q23 4Q23 Salary and Benefits 25.5 26.3 26.5 27.7 29.4 Other 12.5 15.5 15.1 14.9 16.9 Corp. G&A Subtotal 38.0 41.8 41.6 42.6 46.3 Non-cash comp 2.4 2.4 3.6 3.6 4.0 Adjusted Corporate G&A 40.4 44.2 45.2 46.2 50.3 Exhibit 99.2

8 $45.00 $75.00 $105.00 4Q22 3Q23 4Q23 Cost Per Visit (CPV) Salaries Contractors Benefits Transportation OPERATIONAL EXCELLENCE: HOME HEALTH COST PER VISIT (CPV)-ADJUSTED YOY Total CPV impacted by higher labor costs. *Note: Direct comparison with industry competitors CPV calculation ** Note: In 4Q’22, the addback of COVID costs reduced Visiting Clinician CPV by $0.81. Accordingly, our YOY increase is $3.80 or 3.7% $103.21 $104.23 $107.82 Components 4Q’22(1) 3Q’23 4Q’23 YoY Variance Detail Initiatives Salaries $74.25 $76.16 $77.48 $3.23 YoY increase due to planned wage increases (+3.3%), wage inflation, an increase in new hire pay and visit mix Sequential increase due to planned wage increases (effective 8/1) and new hire pay Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome salary increases Contractors $5.60 $5.59 $5.88 $0.28 YoY variance due to higher rates partially offset by lower utilization. Prior year benefited from COVID rate-related add- backs totaling $0.75 Focused efforts on filling positions with full-time clinicians Benefits $15.64 $14.91 $16.85 $1.21 YoY variance due to higher payroll taxes on the salary increases described above and higher health insurance costs Sequential increase due to an increase in health insurance costs due to the seasonality of claims Focus on cost containment and spend optimization with specific focus on high-cost claims Transportation & Supplies $7.72 $7.57 $7.61 ($0.11) YoY variance due to the capitalization of fleet vehicle leases effective 1Q’23 partially offset by higher supply costs due to increases in wound care patients and rate increases for freight *Visiting Clinician CPV $103.21 $104.23 $107.82 $4.61** Clinical Managers $11.77 $11.97 $12.12 $0.35 Fixed cost associated with non-visiting clinicians YoY and Sequential variances due to planned wage increases Unit cost reduced as volume increases Total CPV $114.98 $116.20 $119.94 $4.96 1. Prior year amounts have been recast to conform to the current year presentation. Exhibit 99.2

9 DRIVING TOP LINE GROWTH 1% 5% 3% 3% 5% 5% 8% 4% 4% 7% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 50,000 100,000 150,000 4Q22 1Q23 2Q23 3Q23 4Q23 Volume SS Volume Growth SS Admit Growth Home Health Growth Hospice Growth -2% -1% -2% -2% 0% -2.5% -1.5% -0.5% 0.5% 12,500 12,750 13,000 4Q22 1Q23 2Q23 3Q23 4Q23 ADC SS ADC Growth Both segments exiting 2023 with momentum Exhibit 99.2

10 INDUSTRY LEADING QUALITY SCORES Quality of Patient Care (QPC) Patient Satisfaction (PS) • Amedisys maintains a 4-Star average in the Apr 2024 HHC Preview with 95% of our providers (representing 96% of care centers) at 4+ Stars and 65% of our providers (representing 73% of care centers) at 4.5+ Stars. •18 Amedisys providers (representing 36 care centers) rated at 5 Stars. Notes: (1) CMS did not provide QPC Star and PS performance releases in 2021 due to COVID-19 PHE. (2) Apr 2024 QPC Star Preview performance period = Jul 2022 – Jun 2023 (ACH = CY 2022). (3) Jan 2024 PS Release performance period = Jul 2022 – Jun 2023. (4) QPC Star and PS Results for Amedisys Legacy providers only. (5) Only currently active care centers included in care center results. Metric Jul 23 Release Oct 23 Release Jan 24 Release Apr 24 Preview Quality of Patient Care 4.47 4.44 4.41 4.35 Entities at 4+ Stars 99% 98% 96% 95% Metric Apr 23 Release Jul 23 Release Oct 23 Release Jan 24 Release Patient Satisfaction Star 3.66 3.76 3.73 3.61 Performance Over Industry +1% +2% +2% +3% 3.00 3.50 4.00 4.50 QPC Industry Performance Amedisys QPC Industry Avg QPC Top Competitor CMS Blind Period 3.00 3.50 4.00 4.50 PS Industry Performance Amedisys QPC Industry Avg QPC Top Competitor CMS Blind Period Exhibit 99.2

11 HOSPICE QUALITY: AMEDISYS HOSPICE CONTINUES TO MOVE TOWARDS BEST-IN-CLASS Hospice Quality Notes: Included in the above analysis are only active providers. Exhibit 99.2

12 DEBT AND LIQUIDITY METRICS Net leverage ~1.1x 1. Net debt defined as total debt outstanding ($400.8M) less cash ($138.9M). 2. Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($247.0M). 3. Liquidity defined as the sum of cash balance and available revolving line of credit. Outstanding Revolver -$ Outstanding Term Loan 371.9 Promissory Notes - Finance Leases 28.9 Total Debt Outstanding 400.8 Less: Deferred Debt Issuance Costs (2.6) Total Debt - Balance Sheet 398.2 Total Debt Outstanding 400.8 Less Cash (138.9) Net Debt (1) 261.9$ Leverage Ratio (net) (2) 1.1 Term Loan 450.00$ Revolver Size 550.0 Borrowing Capacity 1,000.0 Revolver Size 550.0 Outstanding Revolver - Letters of Credit (31.1) Available Revolver 518.9 Plus Cash 138.9 Total Liquidity (3) 657.8$ As of: 12/31/23 Credit Facility Outstanding Debt As of: 12/31/23 Exhibit 99.2

13 CASH FLOW STATEMENT HIGHLIGHTS (1) Total cash flow from operations for Q4-23 impacted by the timing of the payment of accrued expenses and the collection of accounts receivable. 1. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. $ in Millions 4Q22 1Q23 2Q23 3Q23 4Q23 GAAP net income (loss) 31 .5$ 24.9$ (80.5)$ 25.6$ 1 9.0$ Changes in working capital 6.9 (1 4.3) 23 .9 (56.4) 21 .4 Depreciation and amortization 5.2 5.7 6.2 6.1 5.9 Non-cash compensation 0.6 3 .3 9.1 7 .2 9.4 Deferred income taxes 4.3 2 .8 5.3 7 .3 5.2 Merger termination fee - - 1 06.0 - - Other (7 .6) 3 .6 (9.3) 0.4 (0.6) Cash flow from operations 40.9 26.0 60.7 (9.8) 60.3 Capital expenditures - routine (1 .5) (1 .0) (0.9) (0.5) (0.9) Required debt repay ments (3.2) (5.3) (5.7) (6.1) (8.9) Free cash flow 36.2$ 19.7$ 54.1$ (16.4)$ 50.5$ Capital Deployment Acquisitions -$ (0.4)$ -$ -$ -$ Share Repurchases - - - - - Total -$ (0.4)$ -$ -$ -$ Exhibit 99.2

14 INCOME STATEMENT ADJUSTMENTS (1) 1. The financial results for the three-month periods ended December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Other (income) expense, net includes a $2.2 million loss related to our Personal Care divestiture in 1Q23 and the $106.0 million Option Care termination fee in 2Q23. Q4 adjustments primarily related to costs associated with pending merger. $000s Income Statement Line Item 4Q22 1Q23 2Q23 3Q23 4Q23 Cost of Service Clinical optimization and reorganization costs Cost of Serv ice, Inclusiv e of Depreciation 33$ 1 1 4$ -$ 282$ 1 99$ COVID-1 9 costs Cost of Serv ice, Inclusiv e of Depreciation 1 ,51 0 - - - - Fuel supplement Cost of Serv ice, Inclusiv e of Depreciation 261 - - - - G&A Acquisition and integration costs General and Administrativ e Expenses 1 ,443 1 ,667 1 ,1 01 338 1 80 Clinical optimization and reorganization costs General and Administrativ e Expenses 2,247 3 ,1 7 0 567 466 1 ,81 9 Merger-related expenses General and Administrativ e Expenses - 7 20 1 9,451 4,980 1 1 ,521 Personal Care div estiture General and Administrativ e Expenses - 51 4 1 1 - - COVID-1 9 costs General and Administrativ e Expenses 1 07 - - - - CEO transition General and Administrativ e Expenses - 7 50 3 ,435 1 ,094 661 Sev erance General and Administrativ e Expenses 993 - - - - Fuel supplement General and Administrativ e Expenses 33 - - - - Other Items Other (income) expense, net (2) Total Other (Expense) Income, Net 81 4 3 ,052 99,1 39 (353) (534) Total 7,441$ 9,987$ 123,704$ 6,807$ 13,846$ EPS Impact 0.19$ 0.22$ 3.83$ 0.19$ 0.35$ EBITDA Impact 7,441$ 9,987$ 123,704$ 6,807$ 13,846$ Exhibit 99.2

15 Environmental, Social, Governance (E.S.G.) Considerations Exhibit 99.2

16 ENVIRONMENTAL, SOCIAL, GOVERNANCE (E.S.G.) CONSIDERATIONS Sustainable, high-quality, patient focused, home-based care model E n vi ro nmental, Social, Govern an ce Environmental • Amedisys is dedicated to the sustainability of our business and the communities in which we serve • Environmental health has a strong correlation with physical health • A greener fleet – newer vehicles, in circulation for a shorter time, optimize fuel usage. Sophisticated scheduling practices reduce our clinicians’ driving time and fuel usage helping to minimize our carbon footprint • Virtual care centers, along with flexible working schedules and locations, have created fewer emissions Social • Amedisys strives to create an organizational culture and climate in which every individual is valued, all team members have a sense of belonging with one another and to the organization and feel empowered to do their best work • Provider of Home Health and Hospice services to frail, elderly patients in their most preferred care location – their homes • Highest quality Home Health company as measured by Quality of Patient Care Star scores (4.35 Stars) • The Amedisys Foundation was formed to provide support to our patients and employees. The Amedisys Foundation has two funds: the Patients’ Special Needs Fund and the Amedisys Employees 1st Fund. The Patients’ Special Needs Fund provides financial assistance to our home health, hospice and high acuity care patients during a difficult time Governance • Amedisys has a culture of compliance starting with oversight from the Board of Directors and cascading down to the care center level • Our Board of Directors operates several sub-committees including: • Quality of Care Committee • Compliance & Ethics Committee • Audit Committee • Compensation Committee • Nominating & Corporate Governance Committee • Nominating and Corporate Governance Committee oversees our strategy on corporate social responsibility, including evaluating the impact of Company practices on communities and individuals, and develops and recommends to our Board of Directors for approval matters relating to the Company’s corporate social responsibility and ESG considerations Exhibit 99.2